STOCK PLEDGE AGREEMENT
                          (Continental Resources, Inc.)

     This STOCK PLEDGE AGREEMENT (this "Agreement"), dated as of March 28, 2002, is entered into between Continental Resources, Inc., an Oklahoma corporation ("Pledgor") and Guaranty Bank, FSB, a federal savings bank, as Collateral Agent for the Banks under the Credit Agreement (as hereinafter defined) ("Secured Party"), with reference to the following:

     WHEREAS, Pledgor beneficially owns one thousand (1,000) shares of common stock, par value $0.50 per share, of Continental Gas, Inc., an Oklahoma corporation ("CGI"), three thousand (3,000) shares of common stock, par value $1.00 per share, of Continental Resources of Illinois, Inc., an Oklahoma corporation ("CRI"), and one thousand (1,000) shares of common stock, par value $1.00 per share, of Continental Crude Co., an Oklahoma corporation ("CCC") as more fully described on Exhibit A hereto, which shares (collectively, the "Pledged Shares") constitute one hundred percent (100%) of the fully diluted equity voting stock of each CGI, CRI and CCC;

     WHEREAS, the term "Credit Agreement" shall mean that certain Fourth Amended and Restated Credit Agreement dated as of March 28, 2002 by and among Pledgor, as "Borrower", Secured Party as Collateral/Documentation Agent, Co-Arranger and a Bank, Union Bank of California, N.A., as Administrative Agent, LC Issuer, Lead Arranger, Fronting Bank and a Bank, Fortis Capital Corp., as Syndication Agent, Co-Arranger and a Bank, and the Banks and financial institutions from time to time parties to the Credit Agreement;

     WHEREAS, to induce Secured Party to grant the extensions of credit and other financial accommodations provided to Borrower pursuant to the Credit Agreement, Pledgor desires to pledge, grant, transfer, and assign to Secured Party a security interest in the Collateral (as hereinafter defined) as security for the Obligations (as hereinafter defined); and

     WHEREAS, Pledgor will benefit directly and indirectly from extensions of credit as a Borrower under the Credit Agreement.

     NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

     1. Definitions and Construction.

          (a) Definitions. As used in this Agreement:

               "Agreement" shall mean this Stock Pledge Agreement.

               "Bankruptcy Code" shall mean The Bankruptcy Reform Act of 1978 (11 U.S.C. Sections 10l-1330), as amended or supplemented from time to time, and any successor statute, and all of the rules issued or promulgated in connection therewith.

               "Borrower" shall have the meaning ascribed thereto in the second recital of this Agreement.

               "Business Day" shall have the meaning ascribed thereto in the Credit Agreement.

               "CCC" shall have the meaning ascribed thereto in the first recital to this Agreement.

               "CGI" shall have the meaning ascribed thereto in the first recital to this Agreement.

               "Collateral" shall mean the Pledged Shares, the Future Rights, and the Proceeds, collectively.

               "Credit Agreement" shall have the meaning ascribed thereto in the second recital of this Agreement.

               "CRI" shall have the meaning ascribed thereto in the first recital to this Agreement.

               "Event of Default" shall have the meaning ascribed thereto in the Credit Agreement.

               "Future Rights" shall mean Borrower's interest in: (a) all shares of, all securities convertible or exchangeable into, and all warrants, options or other rights to purchase shares of stock of (i) CCC, CGI or CRI (other than the Pledged Shares), and (ii) any Person which, after the date of this Agreement, becomes a direct Subsidiary of Borrower and is incorporated under the laws of any state of the United States from time to time held or acquired by Borrower in any manner; and (b) the certificates or instruments representing such additional shares, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such shares.

               "Holder" and "Holders" shall have the meanings ascribed thereto in Section 3 of this Agreement.

               "Lien" shall mean any lien, mortgage, pledge, assignment (including any assignment of rights to receive payments of money), security interest, charge, or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, or any agreement to give any security interest).

               "Loan Documents" shall have the meaning ascribed thereto in the Credit Agreement.

               "Obligations" shall mean the "Obligations" as that term is defined in the Credit Agreement.

               "Person" shall have the meaning ascribed thereto in the Credit Agreement.

               "Pledgor" shall have the meaning ascribed thereto in the preamble to this Agreement.

               "Pledged Shares" shall have the meaning ascribed thereto in the first recital of this Agreement.

               "Proceeds" shall mean all proceeds (including proceeds of proceeds) of the Pledged Shares and Future Rights including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, deposit accounts, chattel paper, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Shares, Future Rights, or proceeds thereof (including any cash, stock, or other securities or instruments) issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to CCC, CGI or CRI; (b) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Shares, Future Rights, or proceeds thereof; (c) payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Shares, Future Rights, or proceeds thereof; and (d) other amounts from time to time paid or payable under or in connection with any of the Pledged Shares, Future Rights, or proceeds thereof.

               "Secured Party" shall have the meaning ascribed thereto in the preamble to this Agreement.

               "Securities  Act"  shall  have the  meaning  ascribed  thereto in
          Section 9(b) of this Agreement.

               "Subsidiary" shall have the meaning ascribed thereto in the Credit Agreement.

All initially capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Credit Agreement.

          (b) Construction.

               (i) Unless the context of this Agreement clearly requires otherwise, references to the plural includes the singular and to the singular include the plural, the part include the whole, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. Article, section, subsection, exhibit, and schedule references are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference. Any reference to any of the following documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: this Agreement, the Credit Agreement, and any of the other Loan Documents.

               (ii) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Secured Party or Pledgor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by both of the parties and their respective counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

               (iii) In the event of any direct conflict between the express terms and provisions of this Agreement and of the Credit Agreement, the terms and provisions of the Credit Agreement shall control.

     2. Pledge. As security for the prompt payment and performance of the Obligations in full when due, whether at stated maturity, by acceleration or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), Pledgor hereby pledges, grants, transfers, and assigns to Secured Party a security interest in all of Pledgor's right, title, and interest in and to the Collateral.

     3. Delivery and Registration of Collateral.

          (a) All certificates or instruments representing or evidencing the Collateral shall be promptly delivered by Pledgor to Secured Party or Secured Party's designee pursuant hereto at a location designated by Secured Party and shall be held by or on behalf of Secured Party pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party.

          (b) After the occurrence and during the continuance of an Event of Default, Secured Party shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register on the books of CCC, CGI and/or CRI, as the case may be (or of any other Person maintaining records with respect to the Collateral) in the name of Secured Party or any of its nominees any or all of the Collateral. In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

          (c) If, at any time and from time to time, any Collateral (including any certificate or instrument representing or evidencing any Collateral) is in the possession of a Person other than Secured Party or Pledgor (a "Holder"), then Pledgor shall immediately, at Secured Party's option, either cause such Collateral to be delivered into Secured Party's possession, or execute and deliver to such Holder a written notification/ instruction, and take all other steps necessary to perfect the security interest of Secured Party in such Collateral, including obtaining from such Holder a written acknowledgment that such Holder holds such Collateral for Secured Party, all pursuant to the applicable laws governing the perfection of Secured Party's security interest in the Collateral in the possession of such Holder. Each such notification/instruction and acknowledgment shall be in form and substance satisfactory to Secured Party.

          (d) Subject to the provisions in Section 4 hereof, any and all Collateral (including dividends, interest, and other cash distributions) at any time received or held by Pledgor shall be so received or held in trust for Secured Party, shall be segregated from other funds and property of Pledgor and shall be forthwith delivered to Secured Party in the same form as so received or held, with any necessary endorsements.

          (e) If at any time and from time to time any Collateral consists of an uncertificated security or a security in book entry form, then Pledgor shall immediately cause such Collateral to be registered or entered, as the case may be, in the name of Secured Party, or otherwise cause Secured Party's security interest thereon to be perfected in accordance with applicable law.

     4. Voting Rights and Dividends.

          (a) So long as no Event of Default shall have occurred and be continuing, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of the Credit Agreement and shall be entitled to receive and retain any cash dividends or distributions paid in respect of the Collateral as may be permitted under the Credit Agreement.

          (b) Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to exercise the voting and other consensual rights or receive and retain cash dividends or distributions which it would otherwise be entitled to exercise or receive and retain, as applicable pursuant to Section 4(a) shall cease, and all such rights shall thereupon become vested in Secured Party, who shall thereupon have the sole right to exercise such voting or other consensual rights and to receive and retain such cash dividends and distributions. Pledgor shall execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies and other instruments as Secured Party may request for the purpose of enabling Secured Party to exercise the voting and other rights which it is entitled to exercise pursuant to this subsection (b).

     5. Representations and Warranties. Pledgor represents, warrants, and covenants as follows:

          (a) Pledgor has taken all steps it deems necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers and voting rights), and Pledgor agrees that Secured Party shall have no responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto;

          (b) All information herein or hereafter supplied to Secured Party by or on behalf of Pledgor in writing with respect to the Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects;

          (c) Except as pledged, granted, transferred and assigned hereunder, Pledgor is and will be the sole legal and beneficial owner of the Collateral (including the Pledged Shares and all other Collateral acquired by Pledgor after the date hereof) free and clear of any adverse claim, Lien, or other right, title, or interest of any party;

          (d) This Agreement, and the delivery to Secured Party of the Pledged Shares representing Collateral (or the delivery to all Holders of the Pledged Shares representing Collateral of the notification/instruction referred to in Section 3 of this Agreement), creates a valid, perfected, and first priority security interest in one hundred percent (100%) of the Pledged Shares in favor of Secured Party securing payment of the Obligations, and all actions necessary to achieve such perfection have been duly taken;

          (e) Schedule A to this Agreement is true and correct and complete in all material respects; without limiting the generality of the foregoing:
     (i) all the Pledged Shares are in certificated form, and, except to the extent registered in the name of Secured Party or its nominee pursuant to the provisions of this Agreement, are registered in the name of Pledgor; and (ii) the Pledged Shares constitute at least the percentage of all the fully diluted issued and outstanding shares of stock of CCC, CGI and CRI as set forth in Schedule A to this Agreement;

          (f) There are no presently existing Future Rights or Proceeds owned by Pledgor;

          (g) The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable; and

          (h) Neither the pledge of the Collateral pursuant to this Agreement nor the extensions of credit represented by the Obligations violates Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

     6. Further Assurances.

          (a) Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Pledgor will: (i) at the request of Secured Party, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby;
     (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (iii) as more fully set forth in the Credit Agreement, allow inspection of the Collateral by Secured Party or Persons designated by Secured Party; and (iv) appear in and defend any action or proceeding that may affect Pledgor's title to or Secured Party's security interest in the Collateral.

          (b) Pledgor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Pledgor where permitted by law and in any form or medium provided by law. A carbon, photographic, or other reproduction of this Agreement, and amendment thereto or any financing statement (whether original or amendment) covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) Pledgor will furnish to Secured Party, upon the request of Secured
     Party: (1) a certificate executed by an authorized officer of Pledgor, and dated as of the date of delivery to Secured Party, itemizing in such detail as Secured Party may request, the Collateral which, as of the date of such certificate, has been delivered to Secured Party by Pledgor pursuant to the provisions of this Agreement; and (ii) such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may request.

     7. Covenants of Pledgor. Pledgor shall:

          (a) Perform each and every covenant hereunder and in the Credit Agreement;

          (b) At all times keep at least one complete set of its records concerning substantially all of the Collateral at its chief executive office at 302 N. Independence, Suite 300, Enid, Oklahoma 73701, and not change the location of its chief executive office or such records without giving Secured Party at least thirty (30) days prior written notice thereof;

          (c) To the extent it may lawfully do so, use its best efforts to prevent CCC, CGI and CRI from issuing Future Rights or Proceeds; and

          (d) Upon receipt by Pledgor of any material notice, report, or other communication from CCC, CGI or CRI or any Holder relating to all or any part of the Collateral, deliver such notice, report or other communication to Secured Party as soon as possible, but in no event later than five (5) Business Days following the receipt thereof by Pledgor.

     8. Secured Party as Pledgor's Attorney-in-Fact.

          (a) Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time at Secured Party's discretion, to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including: (i) after the occurrence and during the continuance of an Event of Default, to receive, endorse, and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms; (ii) to issue any notifications/instructions Secured Party deems necessary pursuant to Section 3 of this Agreement; or (iii) after the occurrence and during the continuance of an Event of Default, to arrange for the transfer of the Collateral on the books of Pledgor or any other Person to the name of Secured Party or to the name of Secured Party's nominee.

          (b) In addition to the designation of Secured Party as Pledgor's attorney-in-fact in subsection (a), Pledgor hereby irrevocably appoints Secured Party as Pledgor's agent and attorney-in-fact to make, execute and deliver any and all documents and writings which may be necessary or appropriate for approval of, or be required by, any regulatory authority located in any city, county, state or country where Pledgor or Borrower engages in business, in order to transfer or to more effectively transfer any of the Pledged Shares or otherwise enforce Secured Party's rights hereunder.

     9. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default:

          (a) Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Texas Business and Commerce Code (the "Code") (irrespective of whether the Code applies to the affected items of Collateral), and Secured Party may also without notice (except as specified below) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. To the maximum extent permitted by applicable law, Secured Party may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply all or any part of the Obligations as a credit on account of the purchase price of any Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days notice to Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the maximum extent permitted by law, Pledgor hereby waives any claims against Secured Party arising because the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree.

          (b) Pledgor hereby acknowledges that the sale by Secured Party of any Collateral pursuant to the terms hereof in compliance with the Securities Act of 1933 as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (the "Securities Act"), as well as applicable "Blue Sky" or other state securities laws may require strict limitations as to the manner in which Secured Party or any subsequent transferee of the Collateral may dispose thereof. Pledgor acknowledges and agrees that in order to protect Secured Party's interest it may be necessary to sell the Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act. Pledgor has no objection to sale in such a manner and agrees that Secured Party shall have no obligation to obtain the maximum possible price for the Collateral. Without limiting the generality of the foregoing, Pledgor agrees that, upon the occurrence and during the continuation of an Event of Default, Secured Party may, subject to applicable law, from time to time attempt to sell all or any part of the Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Secured Party may solicit offers to buy the Collateral or any part thereof for cash, from a limited number of investors deemed by Secured Party to be institutional investors or other responsible parties who might be interested in purchasing the Collateral. If Secured Party shall solicit such offers, then the acceptance by Secured Party of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Collateral.

          (c) If Secured Party shall determine to exercise its right to sell all or any portion of the Collateral pursuant to this Section, Pledgor agrees that upon request of Secured Party, Pledgor will, at its own expense:

               (i) use its best efforts to execute and deliver, and cause CCC, CGI and CRI and the directors and officers thereof to execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Secured Party, advisable to register such Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

               (ii) use its best efforts to qualify the Collateral under the state securities laws or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by Secured Party;

               (iii) make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section II (a) of the Securities Act;

               (iv) execute and deliver to any person, entity or governmental authority as Secured Party may choose, any and all documents and writings which may be necessary or appropriate for approval, or be required by, any regulatory authority located in any city, county, state or country where Pledgor engages in business, in order to transfer or to more effectively transfer the Pledged Shares or otherwise enforce Secured Party's rights hereunder; and

               (v) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

     10. Secured Party: Duties: Standard of Care. The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose on it any duty to exercise such powers.

     11. Choice of Law; Consent to Jurisdiction.

          (a) THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS.

          (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF HARRIS, STATE OF TEXAS OR, AT THE SOLE OPTION OF SECURED PARTY, IN ANY OTHER COURT IN WHICH SECURED PARTY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. PLEDGOR WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 11.

     12. Amendments: etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Secured Party to exercise, and no delay in exercising any right under this Agreement, the Credit Agreement, or otherwise with respect to any of the Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, the Credit Agreement, or otherwise with respect to any of the Obligations preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided in this Agreement or otherwise with respect to any of the Obligations are cumulative and not exclusive of any remedies provided by law.

     13. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be given in accordance with the terms of Section 9.03 of the Credit Agreement.

     14. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall: (i) remain in full force and effect until the indefeasible payment in full of the Obligations, and the full and final termination of any commitment to extend any financial accommodations under the Credit Agreement; (ii) be binding upon Pledgor, its successors and assigns; and (iii) inure to the benefit of Secured Party and its successors, transferees, and assigns. Upon the indefeasible payment in full of the Obligations, and the full and final termination of any commitment to extend any financial accommodations under the Credit Agreement, the security interests granted hereby shall automatically terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination, Secured Party will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination and will return to Pledgor all certificates or instruments representing or evidencing the Collateral, then in the Secured Party's possession. Such documents shall be prepared by Pledgor and shall be in form and substance satisfactory to Secured Party.

     15. Security Interest Absolute. To the maximum extent permitted by law, all rights of Secured Party and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of any of the Obligations or any other agreement or instrument relating thereto, including the Credit Agreement or any of the other Loan Documents; or

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any of the other Loan Documents, or any other agreement or instrument relating thereto; or

          (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Obligations.

To the maximum extent permitted by law, Pledgor hereby waives any right to require Secured Party to pursue any other remedy in Secured Party's power whatsoever.

     16. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

     17. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     18.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement.

     19. Waiver of Marshaling. Pledgor and Secured Party acknowledge and agree that in exercising any rights under or with respect to the Collateral: (i) Secured Party is under no obligation to marshal any collateral pledged to it;
(ii) may, in its absolute discretion, realize upon such Collateral in any order and in any manner it so elects; and (iii) may, in its absolute discretion, apply the proceeds of any or all of such Collateral to the obligations secured by the Collateral in any order and in any manner it so elects.

     20. Benefit of All Banks. Pledgor agrees and acknowledges that Secured Party executes this document as a Bank and as the Collateral Agent for the other Banks under that Credit Agreement and any and all rights, benefits and entitlements under this Agreement in favor of Secured Party are for the benefit of all Banks under the Credit Agreement.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, Pledgor and Secured Party have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.


                              BORROWER:

                              CONTINENTAL RESOURCES, INC.,
                              an Oklahoma corporation


                              By:  ROGER CLEMENT
                                   Roger Clement, Sr. Vice President
                                   and Chief Financial Officer


                              SECURED PARTY:

                              GUARANTY BANK, FSB,
                              a federal savings bank, as Collateral Agent


                              By:  RICHARD MENCHACA
                                   Richard Menchaca, Vice President


                                                      SCHEDULE A

                                                            TO

                                                  STOCK PLEDGE AGREEMENT

                                                      Pledged Shares

                                                                         Former Name, if   Pledgor's
                                      Number of           Certificate     any, in which    Percentage   Jurisdiction of
                   Issuer              Shares      Class   Number(s)   Certificate Issued  Ownership     Incorporation
                   ------              ------      -----   ---------   ------------------  ---------     -------------
Continental Gas, Inc.                   1,000     Common       #2              N/A            100%         Oklahoma
Continental Resources of Illinois,
Inc.                                    3,000     Common       #1              N/A            100%         Oklahoma
Continental Crude Co.                   1,000     Common       #1              N/A            100%         Oklahoma